Exhibit 99.8
FIDELITY SOUTHERN CORPORATION
RESTRICTED STOCK AGREEMENT

NUMBER OF
	GRANT	SHARES	VESTING SCHEDULE*
GRANTED TO:	DATE	GRANTED	Vesting Date	Shares
	January 22, 2010		January 22, 2012
January 22, 2013
January 22, 2014
January 22, 2015

*	Subject to Sections 3, 5, 6, and 7 below
     This Restricted Stock Agreement (this “Agreement”) is entered into as of the 22nd day of January, 2010, by and between Fidelity Southern Corporation (the “Company”) and                     (the “Grantee”). For purposes of this Agreement, the Company includes Fidelity Southern Corporation, its Parent and/or any subsidiary.
WITNESSETH:
     WHEREAS, the Company desires to carry out the purposes of its Fidelity Southern Corporation 2006 Equity Incentive Plan (the “Plan”), which is incorporated herein by reference, and which is administered by a committee appointed by the Company’s Board of Directors (the “Committee”); and
     WHEREAS, Grantee is an Officer of the Company, and the Committee has granted to Grantee an award of Restricted Shares under the terms of the Plan (the “Award”) to encourage Grantee’s continued employment with the Company; and
     WHEREAS, to comply with the terms of the Plan and to further the interests of the Company and the Grantee, the parties have set forth the terms of the Award in writing in this Agreement.
     NOW, THEREFORE, for and in consideration of the mutual promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Grantee hereby agree as follows:
     1. Plan Provisions.
          In addition to the terms and conditions set forth herein, the Award is subject to and governed by the terms and conditions set forth in the Plan, which are incorporated herein by reference. Any terms used herein with an initial capital letter shall have the same meaning as provided in the Plan, unless specified herein. In the event of any conflict between the provisions of this Agreement and the Plan, the Plan shall control.

     2. Stock Award
          Effective on January 22, 2010 (the “Grant Date”), and subject to the restrictions and other conditions set forth herein, the Committee granted to Grantee an award of xxxx Shares of the Company’s no par value common stock (the “Common Stock”). The Fair Market Value of each share of Common Stock on the Grant Date was $4.50.
     3. Term and Vesting of Awards.
          Subject to paragraphs 5-7 of this Agreement and Article VIII of the Plan, the term of the Award shall be for a period of five (5) years from the date of this Agreement, with 40% of the Award vesting on the second anniversary of the Grant Date, and 20% of the Award vesting on each anniversary of the Grant Date thereafter (each, a “Vesting Date”). The shares of Common Stock awarded pursuant to this Agreement which have not vested and are subject to forfeiture are referred to as “Restricted Shares” and the shares of Common Stock awarded pursuant to this Agreement which have vested and are no longer subject to forfeiture are referred to as “Vested Shares.”
     4. Non-Transferability.
          (a) The Restricted Shares may not be assigned, transferred, pledged or hypothecated in any way and shall not be subject to execution, attachment, or similar processes. Vested Shares shall not become transferable (as defined in 26 CFR 1.83-3(d)), at any time earlier than permitted under the following schedule:
               (i) Vested Shares comprising up to 25% of the Award at the time of repayment of 25% of the total amount of funds received by the Company under the Troubled Asset Relief Program (“TARP”);
               (ii) Vested Shares comprising up to an additional 25% of the Award (for an aggregate total of 50% of the Award) at the time of repayment of 50% of the total amount of funds received by the Company under TARP;
               (iii) Vested Shares comprising up to an additional 25% of the Award (for an aggregate total of 75% of the Award) at the time of repayment of 75% of the total amount of funds received by the Company under TARP; and
               (iv) the remaining Vested Shares at the time of repayment of 100% of the total amount of funds received by the Company under TARP.
          (b) Notwithstanding the restrictions set forth in paragraph 4(a) on transferability of Vested Shares, such Vested Shares may be transferred in connection with a Change of Control in accordance with the provisions of 31 CFR 30 (the “TARP Rules”). In addition, in the case of the Award for which the Grantee does not make an election under section 83(b) of the Internal Revenue Code (26 USC 83(b)) at any time beginning with the date upon which the Award becomes substantially vested (as defined in 26 CFR 1.83-3(b)) and ending on December 31 of the calendar year including that date, a portion of the Award may be made transferable notwithstanding the restrictions set forth in paragraph 4(a) as may reasonably be required to pay the federal, state, local, or foreign taxes that are anticipated to apply to the income recognized due to this vesting, and the amounts made transferable for this purpose shall not count toward the percentages in the schedule set forth in paragraph 4(a).
          (c) Any attempted assignment, transfer, pledge, hypothecation, or other distribution of the Award contrary to the provisions of this Agreement and the levy of any execution, attachment, or similar process upon the Award shall be null and void and without effect.
     5. Termination of Employment with the Company.
          So long as the Grantee shall continue to provide substantial services as an employee of the Company (or an affiliated entity that is treated as a TARP Recipient under the TARP Rules), the Award shall not be affected by any change in the Grantee’s duties or position. Except as otherwise provided in this Agreement, in the event of any termination of the Grantee’s continuous employment with the Company for any reason, the Restricted Shares shall cease to vest and shall be forfeited.
     6. Change of Control.
          (a) Notwithstanding any provision of this Agreement, in the event of or in anticipation of a Change in Control, the Committee in its discretion may (i) terminate before or on the Control Change Date outstanding Restricted Stock Awards previously granted under the Plan that are not then nonforfeitable and transferable (and that will not have become nonforfeitable and transferable as of the Control Change Date) without any payment to the holder of the Restricted Stock Awards, (ii) terminate before or on the Control Change Date outstanding Restricted Stock Awards previously granted under the Plan that are not then nonforfeitable and transferable (but that would have become nonforfeitable and transferable as of the Control Change Date) in exchange for a payment equal to the difference between the then Fair Market Value of the shares of Common Stock subject to the Restricted Stock Award less the unpaid purchase price, if any, for such shares or (iii) take such other action as the Committee determines to be reasonable under the circumstances to permit the Grantee to realize the value of the Restricted Stock Award (which value for purposes of a Restricted Stock Award that is forfeitable and nontransferable and that would not have become nonforfeitable and transferable as of the Control Change Date shall be deemed to be zero). The payment described in (ii) above may be made in any manner the Committee determines, including in cash, stock or other property. The Committee in its discretion may take any of the actions described in this Section 6 contingent on the consummation of the Change in Control and with respect to some or all outstanding Restricted Stock Awards or on a Restricted Stock Award-by-Restricted Stock Award basis, which actions need not be uniform with respect to all outstanding Restricted Stock Awards. The preceding sentences to the contrary notwithstanding, the Restricted Stock Awards shall not be terminated to the extent that written provision is made for their assumption, continuance or substitution by the Company or a successor employer or its parent or subsidiary in connection with the Change in Control. The Committee may provide in an applicable Agreement that a Participant’s outstanding Restricted Stock Awards shall be nonforfeitable and transferable on and after a Control Change Date or immediately before the date the Restricted Stock Awards would otherwise be terminated in connection with the Change in Control, as described above. For purposes hereof “Change of Control” shall mean:
               (i) the acquisition (other than from the Company) by any person, entity or “group” within the meaning of Sections 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934 (“34 Act”) (excluding, for this purpose, the Company or any employee benefit plan of the Company) of beneficial ownership (with the meaning of Rule 13d-3 promulgated under the 34 Act) of more than 50% of either the then outstanding shares (i) of Common Stock of the Company or of the combined voting power of the Company’s then outstanding voting securities entitled to vote generally in the election of directors, or (ii) of the combined voting power of the outstanding voting securities of Fidelity Bank entitled to vote generally for the election of directors; or
               (ii) individuals who, as of the date hereof, constitute the Board of Directors of the Company (“Incumbent Board”) cease for any reason to constitute at least a majority of the board of directors, provided that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual is a member of the Incumbent Board; or
               (iii) approval by the shareholders of the Company of a merger, consolidation or other reorganization in each case, with respect to which persons who were the shareholders of the Company and Participant immediately prior to such merger, consolidation or other reorganization, immediately thereafter, will not own more than 50% of the combined voting power entitled to vote generally in the election of the directors of the merged, consolidated or reorganized company’s then outstanding voting securities, or of the sale of all or substantially all of the assets of the Company or the sale of all or substantially all of the assets or voting securities of Fidelity Bank.
          (b) Notwithstanding paragraph 5 of this Agreement, in the event Grantee’s employment with the Company terminates as a result of a Change of Control and such Change of Control also constitutes a “Change of Control Event” as such term is defined in 26 CFR 1.28G-1, Q&A-27 through Q&A-29 or as defined in 26 CFR 1.409A-3(i)(5(i), the portion of the Award that constitutes Restricted Shares shall not be forfeited upon such termination of employment, and the Committee shall take such action as provided for in paragraph 6(a) with respect to Restricted Shares that are nonforfeitable to permit the Grantee to realize the value of the Award.

     7. Partial Vesting Upon Certain Events.
          Notwithstanding paragraph 5 of this Agreement, upon the date that Grantee’s employment with the Company terminates as a result of (i) Grantee’s Disability (as defined below) or (ii) Grantee’s death, a portion of the Restricted Shares that have not yet vested will do so on such date, and Grantee thereupon will become vested in such portion of the Restricted Shares. The portion of the Restricted Shares that shall vest will be equal to 20% more than the amount at which the Award was vested on the date of Grantee’s termination due to either of these two events, up to a maximum of 100% vested. As used herein, the term “Disability” shall mean Grantee’s inability, as a result of physical or mental incapacity, to substantially perform Grantee’s duties as an employee of the Company for a continuous period of six months. The Committee, in its sole discretion, shall make all determinations as to whether or not Grantee has incurred a Disability, and the Committee’s determination shall be final and binding.
     8. Stockholder Rights.
          Within a reasonable time after the date hereof, the Company shall cause the Restricted Shares to be registered in the name of the Grantee, subject to the risk of forfeiture set forth in Sections 3 and 5 hereof. Prior to their forfeiture (in accordance with this Agreement and while the Restricted Shares may be forfeited and are nontransferable), a Grantee will have all the rights of a stockholder with respect to a Restricted Stock Award, including the right to receive dividends and vote the shares; provided, however, that during such period (i) a Grantee may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of shares granted pursuant to the Award, (ii) the Company shall retain custody of the certificates evidencing shares granted pursuant to an Award, and (iii) the Grantee will deliver to the Company a stock power, endorsed in blank, with respect to each Award.
     9. Acknowledgement of Grantee.
          Grantee acknowledges that certain restrictions under state, federal or foreign securities laws may apply with respect to the Restricted Shares granted pursuant to the Award. Grantee further acknowledges that, to the extent Grantee is an “affiliate” of the Company (as that term is defined by the Securities Act of 1933), the Restricted Shares granted as a result of the Award are subject to certain trading restrictions under applicable securities laws (including, particularly, Rule 144 under the Securities Act). Grantee hereby agrees to execute such documents and take such actions as the Company may reasonably require with respect to state, federal and foreign securities laws applicable to the Company and any restrictions on the resale of such Shares which may pertain under such laws. The Company has registered (or intends to register) the securities represented by the Restricted Shares; however, in the event such registration at any time is ineffective or any special rules apply, such securities may be sold or transferred only in accordance with the Plan and pursuant to additional, effective securities laws registrations or in a transaction that is exempt from such registration requirements. If appropriate under the circumstances, the certificate(s) evidencing the

Restricted Shares shall bear a restrictive legend indicating that the Restricted Shares have not been registered under applicable securities laws.
     10. No Right to Continued Employment.
          Nothing in this Agreement or the Plan shall be interpreted or construed to confer upon Grantee any right with respect to continuance of employment by the Company or a Subsidiary, nor shall this Agreement or the Plan interfere in any way with the right of the Company or a Subsidiary to terminate Grantee’s employment at any time.
     11. Taxes and Withholding.
          Grantee shall be responsible for all federal, state, and local income taxes payable with respect to this Award and dividends paid on the Restricted Shares. Grantee shall have the right to make such elections under the Internal Revenue Code of 1986, as amended, as are available in connection with this Award. The Company and Grantee agree to report the value of the Restricted Shares in a consistent manner for federal income tax purposes. The Company shall have the right to retain and withhold from any payment of Restricted Shares or cash the amount of taxes required by any government to be withheld or otherwise deducted and paid with respect to such payment. At its discretion, the Company may require Grantee to reimburse the Company for any such taxes required to be withheld and may withhold any distribution in whole or in part until the Company is so reimbursed. In lieu thereof, the Company shall have the right to withhold from any other cash amounts due to Grantee an amount equal to such taxes required to be withheld or withhold and cancel (in whole or in part) a number of Restricted Shares having a market value not less than the amount of such taxes.
     12. EESA Compliance.
          To the extent applicable, this Agreement shall at all times be operated in accordance with the requirements of EESA, including any applicable interim rules, and the Company shall have authority to take action, or refrain from taking any action, with respect to the benefits under this Agreement that is reasonably necessary to comply therewith.
     13. Severability and Governing Law.
          If any provision of this Agreement or its application to any circumstance is deemed invalid or unenforceable, the remainder of this Agreement and the application of such provision to other circumstances shall not be affected. This Agreement shall not be effective until executed by a duly authorized representative of the Company, and shall be governed by and construed in accordance with the laws of the State of Georgia.

     14. Notices.
          Any notices provided for under this Agreement shall be in writing and shall be delivered in person to the party to be notified or sent by certified mail. Notices sent to the Company shall be addressed to Fidelity Southern Corporation, 3490 Piedmont Rd., NW, Suite 1550, Atlanta, Georgia, 30305, Attention: Corporate Secretary. Notices sent to the Grantee shall be addressed to the Grantee as his or her address as it appears in the Company’s records.
     15. Entire Agreement.
          This Agreement and the Plan constitute the entire agreement between the Company and the Grantee with respect to the subject matter of this Agreement. No waiver, modification, or amendment of any of the terms or conditions of this Agreement shall be effective unless set forth in writing signed by the Company and the Grantee.
     16. Compliance with TARP Rules.
          It is the intention of the parties that the Award and this Agreement comply with the provisions of the TARP Rules to the extent that such provisions are applicable as of the date of this Agreement for purposes of the Award and that the Award comply with the requirements for a long-term restricted stock award imposed by the TARP Rules. This Agreement will be interpreted in accordance with this intent. Grantee agrees that the Company may, without the consent of the Grantee, modify this Agreement and the Award to the extent and in the manner deemed by the Company to be required or advisable in order to administer the Award in a manner that complies with the TARP Rules.

IN WITNESS HEREOF, the Company has caused this Agreement to be executed by its duly authorized officer, and the Grantee has set his hand and seal to this Agreement, all as of the day and year first above written.

FIDELITY SOUTHERN CORPORATION

BY:

GRANTEE:

Address:

Social Security No.

8